Exhibit 10.3

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this "Agreement") is made and entered into as of January 8th, 2021, by and among HotPlay Enterprise Limited, a British Virgin Islands corporation (the "Company"), and Tree Roots Entertainment Group Co. Ltd. (the "Investor").

RECITALS

The Company desires to sell to the Investor, and the Investor desire to purchase from the Company, a Promissory Note (the "Note"), in the form attached as Exhibit A hereto, in the aggregate principal amount of US $12,000,000 (Twelve-Million US dollars) on the terms and conditions set forth in this Agreement.

AGREEMENT

In consideration of the foregoing recitals and the mutual promises set forth in this Agreement, the parties to this Agreement agree as follows:

Section 1.          AUTHORIZATION AND SALE.

1.1        Authorization. The Company has duly authorized the issuance and sale, pursuant to the terms of this Agreement, of the Note against payment of the purchase price therefor.

1.2        Subscription. Upon the terms and subject to the conditions set forth in this Agreement, the Investor hereby irrevocably subscribes for and agrees to purchase at the Closing (as defined below) the Note. Investor shall pay the purchase price in full by wire transfer of immediately available funds to the Company by February 2nd, 2021, but no earlier than the signing of Share Exchange Agreement. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any Note or the equity of the Company into which the Note is convertible (as explained in Section 2.1, the "Stock" and together with the Note, the "Securities") to any person who is a resident of a jurisdiction in which the issuance of any of the Securities would constitute a violation of the securities, "blue sky" or other similar laws of such jurisdiction (collectively referred to as the "State Securities Laws").

1.3        Sole Purpose of Funds. The entire purchase price shall be used by the Company solely for the purpose of partially satisfying the funding obligations of HotPlay Enterprise Limited ("HPE") to Monaker Group, Inc. ("Monaker") pursuant to the Share Exchange Agreement by and among HPE, Monaker and the stockholders of HPE, as amended (the transactions contemplated thereby, the "Share Exchange"). In the event that the Closing Date (as defined below) has not occurred on or prior to February 28, 2021 all principal and interest under the Note shall be due to Investor.

1.4        Closing. The closing of the purchase and sale of the Note hereunder (the "Closing") shall take place at the office of the Company simultaneous with the closing of the Share Exchange, or at such other time and place as the Company and the Investor mutually agree upon (which time and place are referred to in this Agreement as the "Closing Date").

Section 2.          CONVERSION AND PREPAYMENT OF NOTE. The Note is convertible into Stock pursuant to this Section 2.

2.1        Conversion. Upon the closing of the Share Exchange, all principal and accrued interest under the Note shall be exchanged for shares of common stock of Monaker at a rate of $1.25 per share, which shall be adjusted proportionally in the event of a split or reverse split of the Common Stock prior to conversion hereunder.

2.2         Interest. Interest of 5% per annum shall accrue until conversion or repayment.

Section 3.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Investor that:

3.1        Organization. Good Standing and Qualification. The Company has been duly formed and organized, and is validly existing and in good standing under the laws of the British Virgin Islands. The Company has all requisite power and authority to execute, deliver, and perform its obligations under this Agreement, the Note (this Agreement and the Note are referred to collectively in this Agreement as the "Transaction Agreements"), and any other agreements contemplated by Transaction Agreements, to own and operate its properties and assets, and to carry on its business as currently conducted and as presently proposed to be conducted. The Company is presently qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the Company's business, properties, prospects, or financial condition.

3.2        Subsidiaries. The Company has no subsidiaries and does not own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, trust, joint venture, association, or other entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

3.3       Due Authorization. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery, and performance of all obligations of the Company under the Transaction Agreements has been taken or shall be taken prior to the Closing, and this Agreement constitutes, and the Note when executed and delivered shall constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies, and shall be free of any liens, encumbrances, or restrictions on transfer (other than those created or contemplated by the Transaction Agreements or under applicable state and/or federal securities laws).

3.4         Valid Issuance of Securities

(a)       The Note, when issued and paid for as provided in this Agreement, shall be duly authorized and validly issued, fully paid and nonassessable. The Stock shall have been duly and validly reserved for issuance, and upon issuance in accordance with the conversion provisions of the Note, shall be duly authorized and validly issued, fully paid, and nonassessable.

(b)       Based in part on the representations made by the Investor in Section 4, the Securities (assuming no change in applicable law and no unlawful distribution of the Securities by the Investor or any other parties) are exempt from the registration and prospectus delivery requirements of the Securities Act or any applicable State Securities Laws.

(c)       The Company has not offered any Securities, or substantially similar securities of the Company, for sale to, or solicited any offers to buy from, or otherwise approached or negotiated with, any persons other than the Investor and other existing holders of capital stock of the Company. The Company has not taken any action that shall cause the issuance, sale, and delivery of any of the Securities to constitute a violation of the Securities Act or any applicable State Securities Laws.

3.5        Governmental Consents. No consent, approval, order, or authorization of or registration, qualification, designation, declaration, or filing with, any federal, state, or local governmental authority is required on the part of the Company in order to enable the Company to execute, deliver, and perform its obligations under the Transaction Agreements except for such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings shall, in the case of qualifications, be effective on the Closing and shall, in the case of filings, be made within the time prescribed by law.

3.6         Noncontravention. The execution, delivery, and performance of the Transaction Agreements and the consummation of the transactions contemplated by this Agreement and by the Transaction Agreements shall not result in any such violation or default or be in conflict with or result in a violation or breach of with or without the passage of time or the giving of notice or both, the Company's organizational or governing documents, any judgment, order, or decree of any court or arbitrator to which the Company is a party or is subject, any agreement or contract of the Company, or, to the Company's knowledge, a violation of any statute, law, regulation, or order, or an event which results in the creation of any lien, charge, or encumbrance upon any asset of the Company.

3.7         Litigation. There is no action, suit, proceeding, claim or investigation pending or, to Company's knowledge, threatened against the Company.

3.8       Brokers or Finders. The Company has not, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the execution and delivery of this Agreement.

3.9        Title. The Company owns and has good and marketable title in fee simple absolute to, or a valid leasehold interest in, all of its real properties and good title to its other assets and properties. Such assets and properties are not subject to any liens.

3.10      Intellectual Property. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement of the rights of others.

3.11       Accuracy of Information Furnished. None of the Transaction Agreements and none of the other certificates, statements or information furnished to the Investor by or on behalf of the Company pursuant to the Transaction Agreements thereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 4.         REPRESENTATIONS, WARRANTIES. AND CERTAIN AGREEMENTS OF THE INVESTOR. The Investor represents and warrants to, and agrees with the Company that:

4.1        Authorization. The Investor has full power and authority to enter into this Agreement and this Agreement constitutes the Investor's valid and legally binding obligation, enforceable in accordance with its terms except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and (ii) as may be limited by the effect of rules of law governing the availability of equitable remedies.

4.2        Purchase for Own Account. The Securities shall be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution of the Securities within the meaning of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. If other than an individual, the Investor also represents that it has not been formed for the specific purpose of acquiring the Securities.

4.3       Exempt Offering. The Investor acknowledges that the Securities have not been registered under the Securities Act and are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the representations of the Investor contained in this Agreement.

4.4       Disclosure of Information; Non‑Reliance. Investor acknowledges that it has received all the information it considers necessary or appropriate to enable it to make an informed decision concerning an investment in the Securities. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities. Investor confirms that the Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities. In deciding to purchase the Securities, Investor is not relying on the advice or recommendations of the Company and Investor has made its own independent decision that the investment in the Securities is suitable and appropriate for Investor. Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

4.5        Investment Experience. The Investor has experience as an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself can bear the economic risk of its investment in the Securities (including a total loss of such investment), and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Note.

4.6      Accredited Investor Status. The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. Investor agrees to furnish any additional information requested by the Company to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

4.7       Restricted Securities. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act or any state securities laws, by reason of specific exemptions under the provisions thereof which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of Investor's representations as expressed herein. Investor understands that the Securities are "restricted securities" under U.S. federal and applicable state securities laws and that, pursuant to these laws. Investor must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission ("SEC") and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. Investor acknowledges that the Company has no obligation to register or qualify the Securities for resale and further acknowledges that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of Investor's control, and which the Company is under no obligation, and may not be able, to satisfy.

4.8       No General Solicitation. Investor, and if Investor is an entity, its officers, directors, employees, agents, stockholders or partners have not either directly or indirectly, including through a broker or finder solicited offers for or offered or sold the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. Investor acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

4.9        Residence. If the Investor is an individual, Investor resides in the state or province identified in the address shown on the signature page hereto. If the Investor is a partnership, corporation, limited liability company or other entity, Investor's principal place of business is located in the state or province identified in the address shown on the signature page hereto.

4.10      Foreign Investors. If Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, conversion, redemption, sale, or transfer of the Securities. Each such Investor's subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of such Investor's jurisdiction. Each such Investor acknowledges that the Company has taken no action in foreign jurisdictions with respect to the Securities.

4.11     Legends. It is understood that the instruments evidencing the Securities shall bear legends substantially similar to the legends set forth below (in addition to any legend required under applicable state securities laws):

(a)      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

(b)       Any other legends required by State Securities Laws applicable to any individual Investor or under any agreement to which the Investor is a party to with the Company.

The legend set forth in Subsection (a) above shall be removed by the Company from any instruments evidencing the Securities upon delivery to the Company of an opinion by counsel reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer shall not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

Section 5.          CONDITIONS

5.1      Conditions to the Obligations of the Investor at Closing. The obligation of the Investor to purchase the Note at the Closing is subject to the fulfillment, or the waiver by the Investor, of the following conditions on or before the Closing.

(a)       The representations and warranties in Section 3 shall be true at and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b)       The Company shall have performed and complied with all agreements and conditions in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

(c)       All corporate and other proceedings in connection with the transactions contemplated in this Agreement and the Transaction Agreements and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investor, or counsel to the Investor, and the Investor or its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

5.2        Conditions to the Obligations of the Company at Closing. The obligations of the Company to issue and sell the Note to the Investor at the Closing are subject to the fulfillment, or the waiver by the Company, of the following condition on or before the Closing.

(a)      The representations and warranties of the Investor in Section 4 shall be true at and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b)       The Company shall have obtained all necessary permits and qualifications, or shall have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities.

Section 6.          GENERAL PROVISIONS.

6.1         Survival of Representations and Warranties. The representations, warranties, and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor, their special counsel, or the Company, as the case may be.

6.2        Successors and Assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties to this Agreement (including permitted transferees of any Securities).

6.3        Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties to this Agreement and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.4      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Delaware or in the federal courts located in the state of Delaware. Both parties and the individuals executing this Agreement agree to submit to the jurisdiction of such courts and waive trial by jury. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

6.5        Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, email (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for ail purposes.

6.6        Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, subsections, exhibits, and schedules shall, unless otherwise provided, refer to sections and subsections of this Agreement and exhibits and schedules attached to this Agreement, all of which exhibits and schedules are incorporated in this Agreement by this reference.

6.7        Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered personally or by facsimile transmission or by nationally recognized overnight delivery service or by first class certified or registered mail, return receipt requested, postage prepaid:

If to the Company, at Ritter House, Wickhams Cay U, PO Box 3170, Road Town, Tortola VG 1110, British Virgin Islands, or at such other address or addresses as may have been furnished by giving five days advance written notice to all other parties.

If to Investor, at his address set forth on the signature page hereto, or at such other address or addresses as may have been furnished to the Company by giving five days advance written notice.

Notices provided in accordance with this Section shall be deemed delivered upon personal delivery (including confirmed facsimile) or three business days after deposit in the mail.

6.8        No Finder's Fees. Each party represents that it neither is nor shall be obligated for any finder's or broker's fee or commission in connection with the transactions contemplated by this Agreement. Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Investor from any liability for any commission or compensation in the nature of a finders or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.9        Attorney Fees and Expenses. Each party to this Agreement agrees to pay its own fees and expenses arising in connection with the negotiation and execution of this Agreement and consummation of the transactions contemplated in this Agreement and with regards to enforcement of this Agreement or the Note. For the avoidance of doubt, if any action, suit, or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated under this Agreement, neither party shall be entitled to recover any of such party's costs or attorneys' fees incurred in any such action, suit, or other proceeding, including any and all appeals or petitions from such action, suit or other proceeding.

6.10      Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor holding a majority in interest of the aggregate principal amount of the Note. Any amendment or waiver effected in accordance with this Section shall be binding upon each of Investor and the Company.

6.11       Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

6.12      Entire Agreement. This Agreement, together with all exhibits and schedules to this Agreement, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties, or obligations between the parties with respect to the subject matter of this Agreement.

6.13      Further Assurances. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents, or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

6.14     Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any Investor upon any breach or default of the Company under this Agreement shall impair any such right, power, or remedy of such Investor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any Investor of any breach or default under this Agreement or any waiver on the part of any Investor of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Investor, shall be cumulative and not alternative.

6.15     Rights of Investor. The Investor shall have the absolute right to exercise or refrain from exercising any right or rights that Investor may have by reason of the Transaction Agreements or the Company's organizational or governing documents, or at law or in equity, including without limitation the right to consent to the waiver of any obligation of the Company and to enter into an agreement with the Company for the purpose of modifying the Transaction Agreements, and such Investor shall not incur any liability to any other Investor or holder of Securities with respect to exercising or refraining from exercising any such right or rights.

6.16     Confidentiality. Except as required by law, Investor agrees that it shall keep confidential and shall not disclose or divulge any confidential, proprietary, or secret information which such Investor may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to Investor pursuant to this Agreement or otherwise, or pursuant to visitation or inspection rights granted under this Agreement or in the Transaction Agreements, unless such information is known, or until such information becomes known, to the public; provided that Investor may disclose such information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Securities from Investor as Long as such prospective purchaser agrees in writing to be bound by the provisions of this Section, or (iii) to any affiliate of such Investor or to a partner or shareholder of such Investor.

6.17      Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL‑ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[Signature Pages Follows]

IN WITNESS WHEREOF, the parties to this Note Purchase Agreement have executed this Note Purchase Agreement as of the date first written above.

Agreed and accepted.

HotPlay Enterprise Limited		INVESTOR

A British Virgin Islands company		Tree Roots Entertainment Group Co., Ltd

By:	/s/ Nithinan Boonyawattanapisut /s/ Athid Nanthawaroon	By:	/s/ Jwanwat Ahriyavrarom
	Nithinan Boonyawattanapisut & Athid Nanthawaroon (Authorized Directors)	Dr. Jwanwat Ahriyavraromp

Group CEO (Tree Roots Entertainment Group Co. Ltd.)

		By:	/s/ Athid Nanthawaroon
Athid Nanthawaroon

CEO (Tree Roots Entertainment Group Co. Ltd.)

Address:

695 Soi Sukhumvit 50, Sukhumvit Road, Prakanong, Klongtoey, Bangkok, Thailand 10260